Vanguard® Commodity Strategy Fund
Consolidated Schedule of Investments (unaudited)
As of July 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (72.9%)
U.S. Government Securities (72.9%)
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	74,578	73,402
	United States Treasury Inflation Indexed Bonds	0.500%	4/15/24	42,024	41,033
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	67,950	65,954
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/24	60,613	58,463
	United States Treasury Inflation Indexed Bonds	0.250%	1/15/25	62,140	59,615
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	42,354	41,851
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/25	49,651	47,285
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	68,139	65,254
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/25	60,408	57,378
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	57,369	54,761
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	27,335	26,976
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/26	46,657	43,835
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	57,181	53,803
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/26	64,569	60,513
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	53,248	50,053
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	26,429	26,581
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/27	65,961	61,251
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/27	58,706	55,202
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/27	66,144	65,369
	United States Treasury Inflation Indexed Bonds	0.500%	1/15/28	59,952	56,290
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	24,847	24,626
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/28	65,338	63,449
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	25,437	27,321
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/28	52,098	49,583
Total U.S. Government and Agency Obligations (Cost $1,299,903)					1,229,848
				Shares
Temporary Cash Investments (29.4%)
Money Market Fund (10.5%)
[1]	Vanguard Market Liquidity Fund	5.274%		1,772,181	177,183
			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (18.9%)
[2,3]	United States Treasury Bill	5.129%–5.229%	8/22/23	74,200	73,972
[3]	United States Treasury Bill	5.036%	8/31/23	12,300	12,246
[3]	United States Treasury Bill	5.119%	9/12/23	14,700	14,610
[3]	United States Treasury Bill	4.897%	9/14/23	26,800	26,627
[3]	United States Treasury Bill	5.067%	9/21/23	41,300	40,992
[3]	United States Treasury Bill	5.048%	10/5/23	42,900	42,491

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[3]	United States Treasury Bill	5.316%	10/12/23	20,000	19,789
[3]	United States Treasury Bill	5.336%	10/19/23	45,200	44,677
[3]	United States Treasury Bill	5.340%	10/24/23	43,200	42,669
					318,073
Total Temporary Cash Investments (Cost $495,339)					495,256
Total Investments (102.3%) (Cost $1,795,242)					1,725,104
Other Assets and Liabilities—Net (-2.3%)					(38,538)
Net Assets (100%)					1,686,566
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Securities with a value of $3,863,000 have been segregated as collateral for open over-the-counter swap contracts.
3	Security is owned by the Vanguard CSF Portfolio, which is a wholly owned subsidiary of the Commodity Strategy Fund.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Fixed Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Bloomberg Commodity Index[2]	8/2/23	BANA	100,000	(0.060)	4,108	—
Bloomberg Commodity Index[2]	8/15/23	BARC	10,000	(0.100)	231	—
Bloomberg Commodity Index 2 Month Forward[2]	8/15/23	BARC	155,000	(0.110)	3,260	—
Bloomberg Commodity Index 3 Month Forward[2]	8/22/23	GSI	25,000	(0.120)	—	(236)
BofA Merrill Lynch Commodity MLBXAKSV Excess Return Strategy[2,3]	8/2/23	BANA	50,000	(0.170)	2,597	—
BofA Merrill Lynch Commodity MLBXSTGV Excess Return Strategy[2,3]	8/2/23	BANA	250,000	(0.110)	9,922	—
BofA Merrill Lynch Commodity MLCILP3E Excess Return Strategy[2,3]	8/2/23	BANA	265,000	(0.140)	9,726	—
CIBC Commodity CIBZC51EC Excess Return Strategy[2,3]	8/2/23	CIBC	185,000	(0.160)	6,805	—
Goldman Sachs Commodity i-Select Strategy 1129[2,3]	8/22/23	GSI	340,000	(0.120)	—	(3,202)
Modified Strategy DBS18 on the Bloomberg Commodity Index[2,3]	8/22/23	GSI	35,000	(0.120)	—	(155)

Over-the-Counter Total Return Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Fixed Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
RBC Commodity RBCACB23 Excess Return Strategy[2,3]	8/15/23	RBC	40,000	(0.130)	—	(374)
RBC Commodity RBCACB23 Excess Return Strategy[2,3]	8/15/23	RBC	10,000	(0.130)	195	—
RBC Commodity RBCSVBW1 Excess Return Strategy[2,3]	8/15/23	RBC	30,000	(0.160)	—	(20)
RBC Commodity RBCSVBW1 Excess Return Strategy[2,3]	8/15/23	RBC	10,000	(0.160)	—	(245)
Societe Generale Commodity SGIXCSB1 Excess Return Strategy[2,3]	8/2/23	SOCG	140,000	(0.170)	5,659	—
					42,503	(4,232)
1	Fixed interest payment received/paid monthly.
2	Security is owned by the subsidiary.
3	Information on the components of the reference entity is available on www.vanguard.com.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
CIBC—Canadian Imperial Bank of Commerce.
GSI—Goldman Sachs International.
RBC—Royal Bank of Canada.
SOCG—Société Generale.
At July 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $42,871,000 in connection with open over-the-counter swap contracts.
A.  Basis for Consolidation: Vanguard CSF Portfolio ("the subsidiary") commenced operations on June 25, 2019. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund's investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of July 31, 2023, the fund held $356,450,000 in the subsidiary, representing 21% of the fund's net assets. All inter-fund transactions and balances (including the fund's investment in the subsidiary) have been eliminated, and the Consolidated Schedule of Investments includes all investments and other accounts of the subsidiary as if held directly by the fund.
B. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
C. Swap Contracts: The fund gains exposure to commodities through the subsidiary's investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return on the specified index (receiving the increase or paying the decrease in the value of the specified index), applied to a notional amount. The subsidiary also pays a fixed rate applied to the notional amount. At the same time, the fund and the subsidiary invest an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the subsidiary cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary's net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of July 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,229,848	—	1,229,848
Temporary Cash Investments	177,183	318,073	—	495,256
Total	177,183	1,547,921	—	1,725,104
Derivative Financial Instruments
Assets
Swap Contracts	—	42,503	—	42,503
Liabilities
Swap Contracts	—	4,232	—	4,232